EXHIBIT  32.1  &  32.2

      STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Diamond Powersports, Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pierre Elliott, Chief Executive Officer, and Lisa Elliott, Secretary and Treasurer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Pierre  Elliott
--------------------
Pierre  Elliott
Director,  President  and  Chief  Executive  Officer

April  14,  2004

/s/  Lisa  Elliott
------------------
Lisa  Elliott
Director  and  Secretary  and  Treasurer

April  14,  2004


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.